UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2017

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

212-484-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders at Time Warner Inc.'s (the "Company") Annual Meeting of Shareholders held on June 15, 2017 are as follows:

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes

	William P. Barr	580,877,098	10,717,207	3,819,183	79,489,858

	Jeffrey L. Bewkes	573,315,774	15,444,916	6,652,798	79,489,858

	Robert C. Clark	532,929,052	58,703,398	3,781,036	79,489,858

	Mathias Döpfner	545,313,201	46,314,398	3,785,889	79,489,858

	Jessica P. Einhorn	577,096,905	14,320,643	3,995,940	79,489,858

	Carlos M. Gutierrez	589,560,808	2,067,061	3,785,619	79,489,858

	Fred Hassan	577,083,392	14,531,227	3,798,869	79,489,858

	Paul D. Wachter	589,185,928	2,440,126	3,787,434	79,489,858

	Deborah C. Wright	584,635,223	6,809,961	3,968,304	79,489,858

	Under the Company's By-laws, each of the directors was elected, having received "for" votes from a majority of the votes duly cast by the holders of the outstanding shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), with respect to such director.

2.	Ratification of appointment of Ernst & Young LLP as independent auditor	For	Against	Abstentions

		663,945,587	7,004,786	3,952,973

	The appointment of Ernst & Young LLP was ratified, having received "for" votes from a majority of the votes duly cast by the holders of Common Stock.

3.	Advisory vote to approve named executive officer compensation	For	Against	Abstentions	Broker Non-Votes

		546,541,893	44,153,595	4,716,921	79,490,884

	The proposal was approved, on an advisory basis, having received "for" votes from a majority of the votes duly cast by the holders of Common Stock.

4.	Advisory vote on the frequency of holding an advisory vote to approve named executive officer compensation	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

		544,782,205	556,259	48,207,971	1,866,027	79,490,884

	The option of every one year as the frequency with which shareholders are provided an advisory vote on named executive officer compensation was preferred by the Company's shareholders, having received the vote of a majority of the votes duly cast by the holders of Common Stock.

Item 8.01. Other Events.

At a meeting on June 15, 2017 held after the Annual Meeting of Shareholders, the Company's Board of Directors discussed the appropriate frequency for holding advisory votes on named executive officer compensation, taking into consideration the voting results on this matter at the Annual Meeting of Shareholders and the preference expressed by shareholders during their engagement with the Company, and decided that, subject to the closing of the Company's pending merger with AT&T Inc., the Company will hold future advisory votes on named executive officer compensation on an annual basis.  Based on the expected timing of the merger, the Company does not expect to hold another annual meeting of shareholders and, thus, does not expect to provide shareholders another advisory vote on named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:	/s/ Howard M. Averill
Name: Howard M. Averill
Title: Executive Vice President and
Chief Financial Officer

Date:  June 20, 2017